SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No. 1)


      Check the appropriate box:

|X|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement

                               REGENT GROUP, INC.
                (Name of Registrant as Specified in its Charter)

      Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total fee paid: N/A

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

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                                              PRELIMINARY COPY - Amendment No. 1


                               REGENT GROUP, INC.
                        One Anderson Hill Road, Suite 103
                             Bernardsville, NJ 07924

                       NOTICE OF ACTION BY WRITTEN CONSENT

      To the Stockholders of Regent Group, Inc.:


      Notice is hereby given that certain stockholders ("collectively, the "Majority Stockholders") who, together, own a majority of the issued and outstanding voting stock of Regent Group, Inc., a Delaware corporation (the "Company"), have approved and adopted, by written consent in lieu of a meeting of stockholders, the following actions ("Corporate Actions"):


      o     amendment of the Company's Certificate of Incorporation to:


            o change the name of the Company to "Millennium Biotechnologies Group, Inc.";


            o increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and reduce the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;

            o reverse split the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share;

            o add provisions related to limiting directors' liability; and o remove the following provisions of the Certificate of Incorporation which, in the judgment of the Board of Directors, are not material and no longer relevant:

                  |_| all enumerated purposes in Article III other than the general purposes clause;


                  |_| all references to the Series A Preferred Stock; there being no shares of Series A Preferred Stock issued or outstanding;

                  |_| all remaining references to Class B Capital Stock; the Class B Capital Stock previously having been removed by amendment to the Certificate of Incorporation; and

                  |_| the provision that states that dividends on common stock may only be paid in common stock;

            o add the following provisions to the Certificate of Incorporation which restate provisions of the Delaware General Corporation Law:



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                  |_|   the provisions that permit indemnification of directors,
                        officers, employees and agents; and

                  |_| a provision to the effect that contracts or transactions between the Company and one or more of its directors or officers shall not be void or voidable solely because of his or her interest in the transaction, or solely because he or she is present at or participates in the meeting of the Board of Directors, provided stated standards of disclosure are made regarding the interest of the director or officer; and

            o restate the Certificate of Incorporation to reflect all of the foregoing changes in one document and update the language to make it consistent with all amendments; and

      o     adoption of the 2001 Employee Stock Option Plan.


      The Board of Directors of the Company has approved the Corporate Actions. The record date for the determination of Stockholders of the Company entitled to receive this Notice of Action by Written Consent and the accompanying Information Statement and the determination of the number of shares of Voting Stock necessary to approve the Corporate Actions has been fixed as of the close of business on December 3, 2001.


                                       By Order of the Board of Directors

                                       Bruce L. Deichl, Secretary

Bernardsville, NJ

February 11, 2002


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                                                PRELIMINARY COPY-Amendment No. 1


                               REGENT GROUP, INC.
                             One Anderson Hill Road
                                    Suite 103
                           Bernardsville, NJ 07924950

                              INFORMATION STATEMENT

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY


  Approximate Date of Mailing of this Information Statement: February 11, 2002.


                      Purpose of the Information Statement


      This Information Statement is being furnished by the Board of Directors of Regent Group, Inc. (the "Company" or "Regent") to provide Company Stockholders with information concerning the merger of our newly formed subsidiary into Millennium Biotechnologies, Inc. and to notify Company Stockholders of the following corporate actions (the "Corporate Actions") approved by holders of a majority of the Company's voting stock ("Majority Stockholders"):


      o     amendment of the Company's Certificate of Incorporation to:


            o change the name of the Company to "Millennium Biotechnologies Group, Inc.";


            o increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and decrease the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;

            o reverse split the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share;

            o     add provisions related to limiting directors' liability; and

            o remove the following provisions of the Certificate of Incorporation which, in the judgment of the Board of Directors, are not material and no longer relevant:

                  |_| all enumerated purposes in Article III other than the general purposes clause;

                  |_| all references to the Series A Preferred Stock; there being no shares of Series A Preferred Stock issued or outstanding;



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                  |_|   all remaining references to Class B Capital Stock; the
                        Class B Capital Stock previously having been removed by amendment to the Certificate of Incorporation; and

                  |_| the provision that states that dividends on common stock may only be paid in common stock;

            o add the following provisions to the Certificate of Incorporation which restate provisions of the Delaware General Corporation Law:

                  |_| the provisions that permit indemnification of directors, officers, employees and agents; and

                  |_| a provision to the effect that contracts or transactions between the Company and one or more of its directors or officers shall not be void or voidable solely because of his or her interest in the transaction, or solely because he or she is present at or participates in the meeting of the Board of Directors, provided stated standards of disclosure are made regarding the interest of the director or officer; and

            o restate the Certificate of Incorporation to reflect all of the foregoing changes in one document and update the language to make it consistent with all amendments; and

      o     adoption of the Company's 2001 Employee Stock Option Plan.

      The Company's Restated and Amended Certificate of Incorporation ("Revised Charter") is set forth in Exhibit A and the 2001 Employee Stock Option Plan ("2001 ESOP") is set forth in Exhibit B to this Information Statement.

  Summary Term Sheet - Consummated Merger with Millennium Biotechnologies, Inc.


      In July 2001, we consummated a merger of a newly formed Company subsidiary into Millennium Biotechnologies, Inc. We discuss the merger in more detail below under the section "Background - Merger and Change of Control." The merger was approved by the stockholders of Millennium. It did not require the approval of our stockholders. We are providing information on the merger because the following actions discussed in this information statement were a direct result of the merger:

      o     the name change;

      o     the increase in the number of authorized shares of common stock; and

      o     the reverse split of the outstanding shares of common stock.



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


      As a result of the merger:

o     Millennium is our wholly-owned subsidiary;

o Millennium stockholders received series D preferred stock that, at that time, represented approximately 96% of our voting capital stock;


o Millennium's executive management and directors became our executive officers and directors; and


o     our sole substantive business operations are those of Millennium.

                        Approval of the Corporate Actions

      The Corporate Actions were approved by the Majority Stockholders by written consent on December 3, 2001 in lieu of a meeting of Stockholders pursuant to Section 228 of the Delaware General Corporation Law ("Delaware GCL"). However, under federal law, these Corporate Actions may not be effected until at least 20 days after this Information Statement has first been sent to Company Stockholders.


      Section 228 of the Delaware GCL permits stockholder action in lieu of a meeting of stockholders if holders of a sufficient number of voting shares to approve the actions consent to the actions in writing. Approval of the Revised Charter requires the vote of stockholders who own a majority of the shares represented by the Company's issued and outstanding shares of voting stock. Approval of the 2001 ESOP requires the vote of stockholders who own a majority of the shares represented by the Company's voting stock present at a meeting of stockholders.

      Only Stockholders of record of the Company's voting stock outstanding at the close of business on December 3, 2001, the Record Date, are entitled to receive this Information Statement and the Notice of Action by Written Consent.

      As of the Record Date, the following shares of voting stock of the Company were issued and outstanding:

Common Stock:     19,678,148 shares, each share entitled to one vote; 19,678,148 votes in the aggregate. Series D

Preferred Stock:  268,150.87 shares, each share entitled to 641.215 votes;
                  171,942,360 votes in the aggregate.


      As of the Record Date, The Majority Stockholders own an aggregate of 153,405 shares of Series D Preferred Stock that, in the aggregate, equal 98,365,587 of the votes represented by the Company's issued and outstanding shares of voting stock, a sufficient amount to approve the Corporate Actions.



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


      The holders of the Company's capital stock do not have dissenters' or appraisal rights with regard to any of the Corporate Actions.


      The mailing address of the principal executive office of the Company is One Anderson Hill Road, Suite 103, Bernardsville, NJ 07924.

                                   Background

      Merger and Change of Control


      On July 27, 2001, the Company, Millennium Biotechnologies, Inc. ("Millennium") and the Millennium stockholders entered into and consummated an Agreement and Plan of Reorganization (the "Merger Agreement") whereby a new wholly-owned Regent subsidiary merged into Millennium (the "Merger"). Since the Merger, the Company's only material operations are conducted by Millennium. The Merger was approved by Millennium stockholders. Approval of the Merger by Company stockholders was not required and not obtained. You are not being asked to approve the Merger.


      As a result of the Merger:

o     Millennium is Regent's wholly-owned subsidiary;

o     Millennium paid $145,000 of Regent's debts;

o the Millennium stockholders received .025 shares of newly created Regent Series D Preferred Stock ("D Preferred Stock") in exchange for each share of their Millennium common stock;

o each share of D Preferred Stock is convertible into 641.215 shares of Company Common Stock and entitles the holder of D Preferred Stock to
      641.215 votes per share;

o a total of 237,049.7 shares of D Preferred Stock were issued to the Millennium stockholders which, at that time, entitled the Millennium stockholders to approximately 96.2% of the voting rights of Regent's capital stock;

o     all of Regent's officers and one of its directors resigned;

o Jerry Swon was appointed the Company's President, Chief Executive Officer and a Director; and

o Bruce Deichl was appointed the Company's Chief Operating Officer, Secretary and a Director.

      On October 15, 2001, the Company's two remaining pre-Merger Directors resigned and were replaced by Michael G. Martin and David Sargoy.


      Prior to the merger, Regent had no active substantive business operations. It consummated the merger to obtain business operations. Millennium consummated the merger to become a public company. Millennium is a research-based bio-nutraceutical company specializing in the field of nutritional science. It launched its first product, RESURGEX(TM), in



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


September 2001. RESURGEX(TM) is a nutritional adjunct to the medical treatment for certain chronic immuno-compromising debilitating diseases.

      For more detailed information on Millennium's business and Regent's current executive officers and directors, see the Company's Annual Report on Form 10-KSB for the year ended July 31, 2001, as amended, a copy of which is enclosed with this Information Statement.

      The Merger was effected by the filing of a Certificate of Merger with the State of Delaware and was consummated pursuant to exemptions from federal and applicable state securities registration provisions. The parties were not required to comply with any other federal or state regulatory requirements or obtain any other material approvals in connection with the Merger.

      For accounting purposes, the merger was treated as an acquisition of Regent by Millennium, and a recapitalization of Millennium.

      The Tax Reform Act of 1986 provided for a limitation on the use of net operating loss (NOL) carryforwards following certain ownership changes. As a result of the merger, a change in ownership greater than 50% has occurred as to Regent. Under such circumstances, the potential benefits from the utilization of such NOL carryforwards of Regent may be substantially limited or reduced in the future.


      Amendment To The Certificate Of Incorporation Concerning Name Change


      The Board of Directors of the Company has unanimously determined that it is advisable to amend the Company's Certificate of Incorporation to change the name of the Company to "Millennium Biotechnologies Group, Inc." The Board recommended this name change to the Company's stockholders and the Majority Stockholders have approved it.

      Since the Merger, the Company's sole substantive business operations have been those of its wholly-owned subsidiary, Millennium Biotechnologies, Inc. Management believes that changing the Company's name to "Millennium Biotechnologies Group, Inc." will better reflect the Company's business operations.


     Amendments To The Certificate Of Incorporation Concerning Common Stock

      The Board of Directors of the Company has unanimously determined that it is advisable to amend the Company's Certificate of Incorporation to:

      1. increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and decrease the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share; and

      2. effect a one-for-12 reverse split of the Company's Common Stock with all fractional shares rounded up to the next whole share ("Reverse Split").


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

      The Board recommended these changes to the Company's Common Stock to the stockholders and the Majority Stockholders have approved them. The Revised Charter adopting the above changes is set forth in Exhibit A to this Information Statement.

      Reasons For These Changes To The Company's Common Stock

      Increase in Authorized Shares. The increase in the number of authorized shares of Common Stock is required to provide sufficient authorized but unissued shares of Common Stock to permit:

      o     conversion of all outstanding shares of D Preferred Stock; and

      o the raising of additional funds through the sale of the Company's securities.

      The Company has no specific plans with regard to its use of the authorized but unissued/unreserved shares; however, it anticipates that it will continue its efforts to raise capital through the sale of its Common Stock.

      The Board of Directors has authorized the conversion of all of the issued and outstanding shares of D Preferred Stock into Common Stock immediately following the filing of the Revised Charter.

      Reverse Split. Management believes that the Reverse Split is necessary to promote a more efficient and realistic trading market for the Company's Common Stock.

      General Effect Of These Changes To The Company's Common Stock

      Stockholders will not realize any dilution in their percentage of ownership of the Company or their voting rights as a result of the foregoing changes. However, the Reverse Split most likely will affect the market value of the Common Stock. No assurance can be given that the market value of the Common Stock will increase in inverse proportion to the ratio of the Reverse Split. Issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders' percentage ownership of the Company and,
(ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders' shares. In addition, the Company's Board of Directors could issue large blocks of Company Common Stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.


                 Amendments To The Certificate Of Incorporation
                  Concerning Limitation Of Directors' Liability


      The Board of Directors of the Company has unanimously determined that it is advisable to amend the Company's Certificate of Incorporation to add provisions related to limiting directors' liability.


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

      The Board recommended these changes to the Company's Common Stock to the stockholders and the Majority Stockholders have approved them. The Revised Charter adopting the above changes is set forth in Exhibit A to this Information Statement.

      Reasons For And General Effect Of These Changes

      The limitation of directors' liability provision is intended to facilitate the Company's ability to attract and retain qualified directors to serve on the Board of Directors. The provision gives the Company's directors the full protection against personal liability that is permitted under the Delaware GCL by eliminating the personal liability of directors to the Company and its stockholders for monetary damages for breach of duties as a director except for:
(i) any breach of the director's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under
Section 174 of the Delaware GCL which relates to unlawful payment of dividends or unlawful stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. The provision limiting the liability of directors shall not be applicable to any act or omission occurring prior to the adoption of said provision.

      Adoption of the provision limits the remedies otherwise available to a stockholder seeking to challenge a decision by the Board of Directors, including, for example, a decision relating to an acquisition proposal or a similar transaction, even if such a decision was grossly negligent. While the provision limits the directors' liability for monetary damages for breach of fiduciary duty, it would not limit the availability of equitable remedies such as an injunction or rescission based on a director's breach of those duties, nor apply to claims against a director arising out of actions taken as an officer of the Company or limit a stockholder's ability to seek relief under any other law, including the federal securities laws. Although equitable remedies such as injunction and rescission would continue to be available, the provision may nevertheless reduce the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of duty, even though such an action, if successful, might have benefited the Company and its stockholders. The Board of Directors believes that the limitation of directors' liability provision strikes the proper balance between the need to attract and retain highly qualified directors and the need to hold directors accountable to the Company and its stockholders for actions that are not in the Company's best interest. Stockholders should note, however, that because the Company's directors may benefit from the added protection the provision provides, the directors have a personal interest in its adoption.

      Restatement Of And Non-Material Amendments To The Certificate of Incorporation

      The Board of Directors of the Company has unanimously determined that it is advisable to restate the Certificate of Incorporation to consolidate and clarify in one document the current provisions of the Certificate of Incorporation that, prior to such restatement, only could be found in the original Certificate as subsequently changed in a number of amendments thereto and


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

certificates of designations. In this regard the Board determined that the following provisions in the Company's Certificate of Incorporation should be removed because they are no longer material and/or relevant:

                  |_| all enumerated purposes in Article III other than the general purposes clause;

                  |_| all references to the Series A Preferred Stock; there being no shares of Series A Preferred Stock issued or outstanding;

                  |_| all remaining references to Class B Capital Stock; the Class B Capital Stock previously having been removed by amendment to the Certificate of Incorporation; and

                  |_| the provision that states that dividends on common stock may only be paid in common stock.

The Board also determined to update the language to make it consistent with all amendments. By way of example, the conversion rate for the Series B Preferred stock was adjusted for the Reverse Split.

      The Board also added the following provisions that merely recite provisions of the Delaware GCL available whether or not they are set forth in the Certificate of Incorporation:

            o no contract or transaction between the Company and one or more of its directors or officers shall be void or voidable solely because of the interest of the director or officer in the transaction, or solely because the director or officer is present at or participates in the meeting of the Board of Directors, provided that (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of the a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by such stockholders, or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Board of Directors or the stockholders entitled to vote thereon; and

            o the provisions that permit indemnification of directors, officers, employees and agents.

      The Board recommended these changes to the Company's Common Stock to the stockholders and the Majority Stockholders have approved them. The Revised Charter adopting the above changes is set forth in Exhibit A to this Information Statement.


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

      Reasons For And General Effect Of These Changes

      Restatement and Non-Dividend Changes. The original Certificate of Incorporation was filed in 1967. It was subsequently changed by the filing of a series of amendments and certificates of designations. Restating the Certificate of Incorporation and effecting these changes consolidates all of the material and relevant provisions of the Certificate of Incorporation in one coherent document. The non-material additions merely recite provisions that are applicable whether or not they are set forth in the Certificate of Incorporation.

      Common Stock Dividends. The change related to dividends on common stocks removes the restriction on declaring common stock dividends only in common stock. As a result, the Board is now capable of declaring dividends in cash or other securities. The current Board sees no reason to retain the prior restriction on common stock dividends.

                   Adoption of 2001 Employee Stock Option Plan

      Summary of the 2001 Employee Stock Option Plan

      The Company's Board of Directors adopted the 2001 Stock Option Plan (the "Plan") on December 3, 2001. The Plan authorizes the Company to issue 1,500,000 post-reverse split shares of common stock for issuance upon exercise of options. It also authorizes the issuance of stock appreciation rights ("SARs"). The Plan authorizes the Company to grant (i) incentive stock options to purchase shares of common stock (ii) non-qualified stock options to purchase shares of common stock and (iii) SARs.

      Objectives

      The objective of the Plan is to provide incentives to the Company's officers, other key employees, consultants, professionals and non-employee directors to achieve financial results aimed at increasing stockholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees, consultants, professionals and non-employee directors whose performance, in the judgment of the Company's Board of Directors, or a Committee thereof, can have significant effect on the Company's success.

      Oversight

      The Board of Directors or a Committee of the Board consisting of at least two non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934 will administer the Plan by making determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations.


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

      Types of grants

      The Plan allows for the grant of incentive stock options, non-qualified stock options, SARs in connections with options and independent SARs. The Plan does not specify what portion of the awards may be in the form of any of the foregoing. Incentive stock options awarded to Company employees are qualified stock options under the Internal Revenue Code.

      Statutory Conditions On Stock Options

      - Exercise Price

      Incentive stock options granted under the Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of Company stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant.

      Non-statutory stock options may have exercise prices as determined by the Board of Directors provided such exercise price is at least equal to 85% of the fair market value of the Common Stock as of the date of grant.

      -Dollar Limit

      The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

      - Expiration Date

      Any option granted under the Plan will expire at the time fixed by the Board or Board committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

      - Exerciseability

      The Board or Board committee may also specify when all or part of an option becomes exercisable, but in the absence by such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, Board or Board committee may accelerate the exerciseability of any option at its discretion.


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

      - Assignability

      Options granted under the Plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

      Payment Upon Exercise Of Options

      Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Company Common Stock.

      Stock Appreciation Rights

      A Stock Appreciation Right is the right to benefit from appreciation in the value of the Company's Common Stock. The SAR holder, on exercise of the SAR, is entitled to receive from the Company in cash or Common Stock an amount equal to the excess of (x) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted. The Board or Committee may grant SARs in connection with all or any part of an Option granted under the Plan, either concurrently with the grant of the Option or at any time thereafter, and may also grant SARs independently of Options.

      Tax Consequences.

      An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

      An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

      An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise.

      If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain


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

will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

                               General Information

      Security Ownership Of Certain Beneficial Owners And Management


      The following table sets forth as of January 22, 2002 the beneficial ownership of Common Stock and D Preferred Stock of the Company after giving effect to the Reverse Split by (i) each person who is known to be the beneficial owner of more than 5% of the Company's voting stock, (ii) each of the Directors, Executive Officers and key employees of the Company and Millennium and (iii) all directors, officers and key employees of the Company and Millennium as a group. Except as otherwise noted, the persons named in this table, based upon information provided by these persons, have sole voting and investment power with respect to all shares of common and preferred stock owned by them.

Name and Address         Amount of           Amount of           Percentage of
of Beneficial            Common Stock        Stock D Preferred   Voting Stock
Owner (1)                Beneficially owned  Beneficially owned  Outstanding (2)
----------------         ------------------  ------------------  ---------------

Robert M. Long                 144,271(3)            0                 **

Anthony Vickerson                 0(4)               0                 **

Jane Swon                         0             74,015.625(5)          23.8%

P. Elayne Wishart                 0             71,890.625(6)          23.1%

Jerry E. Swon                  133,334(7)            0                 **

Bruce L. Deichl                133,334(8)            0                 **

David Sargoy                   133,334(9)          375                 **

Michael G. Martin              133,334(10)           0                 **

David Miller                      0             49,022(11)             16.6%
1748 Monroe Ave
Bronx, NY 10457

Greg Palmacci                  133,334(12)      34,576.95(12)          12.6%
4 Pinehurst Ct
Frisco, TX 75034

Carl Germano                    83,334(13)       5,273.125(13)          2.3%

Christopher DeMarzo             25,000(14)       3,000(14)              1.2%

Frank Guarino                     0                  0                  0%

Jerry T. Swon                     0              6,250(15)              2.1%

John Swon                         0              6,250(15)              2.1%

All Current Directors,
Officers and other
significant employees
as a Group (9 persons)
(7)(8)(9)(10)(13)(14)(15)      641,670          21,148.125             10.3%


----------
**    Less than 1%

(1) The address of each beneficial owner is c/o Regent Group, Inc., One Anderson Hill Rd., Suite 103, Bernardsville, NJ 07924.


(2) The information contained in this table reflects beneficial ownership, which means generally any person who, directly or indirectly, has or shares voting power or investment power with respect to a security. The percentage of voting stock is calculated by combining the number of votes attributable to the Common and D Preferred Stock beneficially owned by a stockholder divided by the total number of votes attributable to all issued and outstanding shares of Common and D Preferred Stock. Each share of Common stock is entitled to one vote and each share of D Preferred Stock is entitled to 641.215 votes. As noted above, this table takes into account the Reverse Split. As a result, shares of common stock have been divided by 12. Although the D Preferred Stock is not reverse split, according to its terms, the number of votes per share of D Preferred Stock has been proportionately reduced by 12 as a result of the Reverse Split. In accordance with the rules promulgated by the Securities and Exchange Commission, beneficial ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including through the exercise of options, warrants or other rights, or through the conversion of a security. More than one person may be deemed to be a beneficial owner of the same securities.

(3) Mr. Long served as a director of the Company until October 15, 2001. All of the shares listed are owned by Longview Partners. Mr. Long has sole voting and dispositive power of the shares of Common Stock held by Longview Partners.


(4) Mr. Vickerson served as Chief Operating Officer until July 27, 2001 and as a Director of the Company until October 15, 2001.

(5) Includes all D Preferred Stock issuable upon exercise of her Millennium warrants. Ms. Swon acquired 54,015.625 shares of D Preferred Stock pursuant to the Merger in exchange for 2,160,625 shares of Millennium common stock. The foregoing also includes 4,412.7 shares of D Preferred Stock that Ms. Swon intends to transfer to each of three individuals in furtherance of a settlement by her husband, Jerry Swon, of a 1995 civil lawsuit. Ms. Swon is the registered holder of five year warrants to purchase 800,000 shares of Millennium. As a result of the Merger, the warrants now entitle the holder to purchase 20,000 of the Company's D Preferred Stock. Jerry E. Swon, Ms. Swon's husband, disclaims beneficial ownership of all Company securities owned by Ms. Swon.

(6) Includes all D Preferred Stock issuable upon exercise of her Millennium warrants. Ms. Wishart acquired 51,890.625 shares of D Preferred Stock of the Company pursuant to the Merger in exchange for 2,072,385 shares of Millennium common stock. The foregoing also includes 4,412.7 shares of D Preferred Stock that Ms. Wishart intends to transfer to each of three individuals in furtherance of a settlement by her husband, Bruce Deichl, of a 1995 civil lawsuit. In addition, Ms. Wishart is the registered holder of five year warrants to purchase 800,000 shares of Millennium. As a result of the Merger, the warrants now entitle the holder to purchase 20,000 of the Company's D Preferred Stock. Bruce Deichl, Ms. Wishart's husband, disclaims beneficial ownership of all Company securities owned by Ms. Wishart.

(7) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights. Does not include any securities owned by Jane Swon, Mr. Swon's spouse, which securities Mr. Swon disclaims beneficial ownership.

(8) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights. Does not include any securities owned by P. Elayne Wishart, Mr. Deichl's spouse, which securities Mr. Deichl disclaims beneficial ownership.

(9) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights.

(10) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights.

(11) Mr. Miller holds options to purchase 150,000 shares of Millennium common stock, which are exercisable into 3,750 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Mr. Miller's holding include these 3,750 shares. Mr. Miller's holdings also include 32,081.95 shares that are subject to an option he granted to Greg Palmacci. As noted in footnote 12, Mr. Palmacci's holdings include these shares too.

(12) Common Stock represents shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights. D Preferred Stock includes shares issuable upon exercise of a warrant from David Miller to purchase up to 32,081.95 shares of D Preferred.

(13) Mr. Germano holds options to purchase 1,054,625 shares of Millennium common stock, of which 210,925 are vested and are exercisable into 5,273.125 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Mr. Germano's holdings include these 5,273.125 shares of D Preferred Stock. Also includes shares issuable upon exercise of options to purchase 41,667 shares of post Reverse Split Company Common Stock.

(14) Mr. DeMarzo holds options to purchase 600,000 shares of Millennium common stock, of which 120,000 are vested and are exercisable into 3,000 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Mr. DeMarzo's holdings include these 3,000 shares. Also includes shares issuable upon exercise of options to purchase 12,500 shares of post Reverse Split Company Common Stock.

(15) Jerry T. Swon and John Swon each hold options to purchase 250,000 shares of Millennium common stock, which are exercisable into 6,250 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Jerry T. Swon's and John Swon's holding each include the 6,250 shares of D Preferred Stock issuable upon exercise of their respective options.

      Executive Compensation

      The following table sets forth, for the fiscal years ended July 31, 2001, 2000 and 1999, the compensation awarded to, earned by or paid to persons who served as the Company's Chief Executive Officer or in similar function during the fiscal year ended July 31, 2001, and such information with respect to other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 for the fiscal year ended July 31, 2001 (collectively, the "Named Executive Officers").

                                                                                  Long-Term Compensation
                                                                       -------------------------------------------
                                    Annual Compensation                        Awards              Payouts
                           Fiscal                       Other          Restricted  Securities            All
                           Year                         Annual         Stock       underlying   LTIP     Other
Name and Principal         Ended     Salary    Bonus    Compensation   Award       Options      Payouts  Compen-
     Position              July 31   ($)       ($)      ($)            ($)         SARs         ($)      sation($)
------------------         -------   ------    ------   ------------   ----------  ----------   -------  ---------
Jerry E. Swon (1)          2001      75,000    25,000   (4)            -0-         -0-          -0-      (4)
President, CEO             2000      -0-       -0-      -0-            -0-         -0-          -0-      -0-
                           1999      -0-       -0-      -0-            -0-         -0-          -0-      -0-

Bruce L. Deichl (2)        2001      75,000    25,000   (4)            -0-         -0-          -0-      (4)
COO, Secretary             2000      -0-       -0-      -0-            -0-         -0-          -0-      -0-
                           1999      -0-       -0-      -0-            -0-         -0-          -0-      -0-

Robert M. Long (3)         2001      40,000    -0-      -0-            -0-         -0-          -0-      -0-
Chairman of the Board      2000      -0-       -0-      -0-            -0-         -0-          -0-      -0-
                           1999      -0-       -0-      -0-            -0-         -0-          -0-      -0-

----------
(1) Salary includes $25,000 paid to Mr. Swon for services in the period from November 2000 through March 2001 under a consultancy arrangement. Mr. Swon also received warrants to purchase 1,600,000 common shares of the Company, exercisable during five years at $0.25 per share.

(2) Salary includes $25,000 paid to Mr. Deichl for services in the period from November 2000 through March 2001 under a consultancy arrangement. Mr. Deichl also received warrants to purchase 1,600,000 common shares of the Company, exercisable during five years at $0.25 per share.

(3) Mr. Long served as the Company's chairman of the board until July 27, 2001.

(4) The named individual receives a non-accountable expense allowance of $1,500 per month. The value of other non-cash compensation paid to individuals named above did not exceed 10% of the aggregate cash compensation or $50,000, paid to such individual, or to all executive officers as a group.

      The following table sets forth stock options and stock purchase warrants granted during the fiscal year ended July 31, 2001 and subsequent thereto the Named Executive Officers:

--------------------------------------------------------------------------------
           Number of Common      % of Total Options
           Shares(1) Underlying  Granted to Employees  Exercise       Expiration
Name       Options and Warrants  in Fiscal Year        Price ($/Sh.)  Date
--------------------------------------------------------------------------------
J.E. Swon        1,600,000               4.2%              $0.25       4/1/2006
B. Deichl        1,600,000               4.2%              $0.25       4/1/2006

      Each of the Company's directors received 1,600,000 warrants to purchase Company Common Stock at an exercise price of $0.25 per share for their services as advisors of the Company and members of its Board of Directors. The warrants have certain piggy-back registration rights. Directors who are non-officers or non-employees may, at the Company's discretion, receive nominal compensation to cover travel costs.

      The following is a summary of the employment agreements between the Named Executive Officers and Millennium:

      Jerry E. Swon. Pursuant to an employment agreement, dated April 1, 2001, with Millennium, Jerry Swon is entitled to a base salary of $150,000 per year pro rated for 2001; $250,000 per year for 2002; and $300,000 per year for the following years. In the first year of the term, payment of up to 40% of Mr. Swon's base salary shall be deferred until such time as Millennium, in its reasonable judgment, has the financial resources to pay such deferred compensation. Millennium acknowledges deferred compensation due to Mr. Swon as of July 31, 2001, in the amount of $45,000 for services rendered prior to July 31, 2001. In addition to the base salary Millennium may pay an annual bonus during each year of the term, at its sole discretion. Mr. Swon also receives a monthly expense allowance.

      Bruce L. Deichl. Pursuant to an employment agreement, dated April 1, 2001, with Millennium, Bruce Deichl is entitled to a base salary of $150,000 per year pro rated for 2001; $250,000 per year for 2002; and $300,000 per year for the following years. In the first year of the term, payment of up to 40% of Mr. Deichl's base salary shall be deferred until such time as Millennium, in its reasonable judgment, has the financial resources to pay such deferred compensation. Millennium acknowledges deferred compensation due to Mr. Deichl as of July 31, 2001, in the amount of $45,000 for services rendered prior to July 31, 2001. In addition to the base salary Millennium may pay an annual bonus during each year of the term, at its sole discretion. Mr. Deichl also receives a monthly expense allowance.

      Management's Discussion And Analysis Of Financial Condition
      And Results Of Operations

          Cautionary Statement Pursuant To "Safe Harbor" Provisions Of
               Section 21E Of The Securities Exchange Act Of 1934

      Except for historical information, the Company's reports to the Securities and Exchange Commission on Form 10-KSB and Form 10-QSB and periodic press releases, as well as other public documents and statements, including this Information Statement, contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company's products, reliance on third parties to produce the products, availability of Medicaid reimbursement for the purchase of Company products and other risks and uncertainties identified in the Company's reports to the Securities and Exchange Commission, periodic press releases, or other public documents or statements.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

      Results of Operations:

      During the quarter ended October 31, 2001, the Company recorded its first orders for Millennium's RESURGEX(TM) nutritional supplement, the Company's premier product. This marked the culmination of an intensive effort during the previous three quarters to complete product research and design, prepare the product for market, and set up initial sales and distribution channels.

      A successful marketing strategy for RESURGEX(TM) emphasizes support of Medicaid and other organizations that provide reimbursement programs. Support in this sense means that Medicaid includes RESURGEX(TM) in its universe of products that qualify for reimbursement when prescribed by the medical profession. With reimbursement covered, doctors can prescribe it to their patients and more persons in need can have access to it. The recent inclusion of RESURGEX(TM) in First Data Bank resulted in approval under the open formula category, by 42 states, including the important markets of New Jersey and Connecticut. Separately, the Company has moved to obtain approval by Medicaid and ADAP in New York, a most important market segment that does not currently subscribe to First Data Bank's open formula categorization of RESURGEX(TM) for purpose of reimbursement qualification in their area.

      Revenues for the quarter ended October 31, 2001, amounted to $36,355, all such revenues generated by the Company's wholly owned subsidiary Millennium Biotechnologies, Inc. primarily from the sales of the Company's proprietary RESURGEX(TM) product. This revenue figure represents initial orders through not yet fully developed distribution channels. Management believes that future quarters will see a marked acceleration in product sales as those channels mature.

      Gross profits during the quarter amounted to $11,286 for a 31% gross margin. Costs-of-Goods sold contain certain non-linear expenses. Since direct product costs are comparatively lower, the gross margin is expected to significantly increase as revenues grow. After deducting selling expenses and general and administrative expenses of $565,302 the Company realized an operating loss of $554,016, compared to an operating loss of $103,488 for the first quarter in fiscal year 2001. Non-operating expenses totaled $3,272 primarily in form of interest expense. The net result for the quarter was a loss of $557,288 or $0.05 per share, compared to a loss of $54,838 or $0.01 per share for the same period last year. Comparisons to last year, however, are of little relevance, since the Company at that time had no revenues and virtually no operations.

      The quarter's net result was significantly affected by the need for expenditures in connection with putting in place marketing and sales operations and the supporting administrative infrastructure, resulting in relatively high operating expenses. Management does not consider this atypical for a new company engaged in launching a new product. The Company will continue to invest in further expanding its operations and in a comprehensive marketing campaign with the goal of accelerating the education of potential clients and promoting the name and products of the Company.

      Liquidity and Capital Resources

      In view of the start-up nature of the Company's business at this stage in its development, its operations were financed entirely by new equity investments through private placements with accredited investors who, during the quarter, purchased an aggregate 3,664 Series D convertible preferred shares (convertible into common stock at the rate of 1 preferred share for 641.215 common shares) and 8,143,638 common shares that in the aggregate added $840,000 to equity and working capital. This capital inflow was not sufficient to entirely erase the working capital deficit that existed at the beginning of the period.

      Since the end of the first quarter and through January 22, 2002, the Company has obtained further equity investments that totaled approximately $1,120,000, through private placements by accredited investors who purchased a total 20,794 shares Series D Convertible Preferred Stock and 1,681,356 shares of Common Stock. These financing transaction erased the existing working capital deficit and management believes provide cash and liquidity reserves sufficient to finance operations during the second quarter. Management believes that funding expected to be generated from additional capital transactions will provide for sufficient financial resources to cover anticipated needs well into future periods.

      For comparable information related to the Company's fiscal year ended July 31, 2001, see Item 6. "Management's Discussion And Analysis Or Plan Of Operations" in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2001, as amended, a copy of which is enclosed herewith.

      Financial Statements

      The Company's unaudited financial statements at and for the quarter ended October 31, 2001 are attached hereto as Exhibit C.

      The Company's audited financial statements at and for the fiscal year ended July 31, 2001 are contained in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2001, as amended, a copy of which is enclosed herewith.

      Unaudited Pro forma Financial Information

      Unaudited pro forma financial information that illustrates the effect of the Merger as if such transaction took place on January 1, 1999 is attached hereto as Exhibit D.


                      Information Incorporated By Reference


      A Copy of the Company's Annual Report on Form 10-KSB for the year ended July 31, 2001, as amended ("Annual Report"), filed with the Securities and Exchange Commission on January 30, 2002 is enclosed with this Information Statement.

      The following sections of the above report are incorporated in this Information Statement by this reference:


            1.    Annual Report: "Item 1. "Description of Business."

            2.    Annual Report Item 2. "Description of Property."

            3.    Annual Report Item 3. "Legal Proceedings."

            4. Annual Report Item 5. "Market for Common Equity and Related Stockholder Matters."

            5. Annual Report: Item 6. "Management's Discussion And Analysis Or Plan Of Operations."

            6. Annual Report: Item 7. "Financial Statements" (the financial statements are set forth at the end of the Annual Report).

            7. Annual Report: Item 8. "Changes In and Disagreements With Accountants on Accounting and Financial Disclosure."

                                   EXHIBIT "A"

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                               REGENT GROUP, INC.


            Regent Group, Inc., a corporation organized and existing under the law of the State of Delaware (the "Corporation"), which was originally incorporated under the name NMC Corp. pursuant to the original certificate of incorporation filed with the Secretary of State of the State of Delaware on November 28, 1967, hereby certifies as follows:

            At a meeting of the Board of Directors of the Corporation, a resolution was duly adopted pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, setting forth a proposed amendment and restatement of the Certificate of Incorporation of the Corporation and declaring its advisability. The stockholders of the Corporation approved the proposed amendment by written consent pursuant to Sections 228 and 242(b) of the General Corporation Law of the State of Delaware, as follows:

                  RESOLVED,  that the  Certificate  of  Incorporation  is hereby restated and amended to read in its entirety as follows:

                                    ARTICLE I


            The name of the Corporation (hereinafter called the "Corporation" or the "Company") is "MILLENNIUM BIOTECHNOLOGIES GROUP, INC."


                                   ARTICLE II


            The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, New Castle County. The name of the registered agent at such address is the Corporation Service Company.


                                   ARTICLE III

            The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

            A. REVERSE SPLIT.

            Immediately prior to the filing of this Amended and Restated Certificate of Incorporation, the Corporation was authorized to issue 20,000,000 shares of common stock, par value $0.06-2/3 per share, of which 19,678,148 shares were issued and outstanding and 321,852 shares were unissued. The Certificate of Incorporation of the Corporation is hereby amended to effect a reverse split of the Company's issued and outstanding common stock, par value $.06-2/3 per share, in the ratio of one (1) share for every twelve (12) shares outstanding. All fractional shares resulting from the reverse split will be rounded up to the next whole share. As a result of this reverse split and the increase in the number of authorized shares of common stock reflected in Paragraph B of this Article IV, the number of shares of authorized common stock shall be increased to 75,000,000, par value $.001 per share, of which approximately 1,639,846 shares will be issued and outstanding and approximately 73,360,154 shares will be unissued.

            B. AUTHORIZED SHARES.

            Upon the filing of this Amended and Restated Certificate of Incorporation, the aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Seventy Five Million Five Hundred Thousand (75,500,000) shares, consisting of:

                  (1) Five Hundred Thousand (500,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock"); and

                  (2) Seventy-Five  Million (75,000,000) shares of common stock, par value $0.001 per share.

            C. PREFERRED STOCK

                  1. Powers and Rights of Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may be determined from time to time by the Board of Directors, each such series to be distinctly designated. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative. The voting rights, if any, of each series and the preferences and relative, participating, optional other special rights of each series and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix, by resolutions duly adopted prior to the issuance of any shares of a particular series of Preferred Stock so designated by the Board of Directors, the voting powers of stock of such series, if any, and the designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

                  (a) The rate and times at which,  and the terms and conditions on which, dividends on Preferred Stock of such series will be paid;

                  (b) The right,  if any, of the holders of  Preferred  Stock of such series to convert the same into, or exchange the same for, shares of other classes or series of stock of the Corporation and the terms and conditions for such conversion or exchange, including provision for adjustment of the conversion price or rate in such events as the Board of Directors shall determine;

                  (c) The  redemption  price or prices  and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may by redeemed; and

                  (d) The  rights  of the  holders  of  Preferred  Stock of such series upon the voluntary or involuntary dissolution, liquidation or winding up on the Corporation.

            Shares of one or more series of Preferred Stock may be authorized or issued in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by this Certificate of Incorporation, from time to time as the Board of Directors shall determine, and for such lawful consideration as shall be fixed by the Board of Directors.

                  2. Designations, Preferences and Rights of Series B and C Convertible Preferred Stock

                        (1) Designation; Number of Shares.

                              (a) Sixty-Five Thousand One Hundred Forty-One (65,141) shares of Preferred Stock shall be designated as and shall constitute the "Series B Convertible Preferred Stock", par value $1.00 per share (the "Series B Preferred); and

                              (b) Sixty-Four  Thousand Seven Hundred Sixty-Three
                        (64,763) shares shall be designated as and shall constitute the "Series C Convertible Preferred Stock", par value $1.00 per share (the "Series C Preferred").

                        (2) Dividends. The holders of Series B Preferred shall not receive any dividends. The holders of Series C Preferred shall be entitled to receive, out of funds legally available therefor, as and when declared by the Board of Directors, cash dividends at the rate of $.65 per share per annum, and no more, payable annually on May 31 in each year commencing with the May 31 next following the first day on which none of the shares of the Series B Preferred remain outstanding to stockholders of record on the date fixed for such purpose by the Board of Directors in advance of payment of such dividend in each year. Dividends upon the Series C Preferred shall be cumulative annually commencing the first day on which none of the shares of the Series B Preferred remain outstanding so that, if in respect of any past dividend period or periods full dividends upon the outstanding Series C Preferred at the rate fixed therefor shall not have been paid, the deficiency shall be declared and paid or set apart for payment before any cash dividends shall be declared and paid or set apart for payment upon the Common Stock. A dividend period shall begin on June 1 in each year and end on the next succeeding May 31, provided, however, that if the first day on which none of the shares of the Series B Preferred remain outstanding shall be other that June 1, the initial dividend period shall begin on such day and end on the next succeeding May 31 and the dividend payable on such May 31 shall be the product obtained (rounded to the next lower cent ) by multiplying the annual dividend per share by a fraction, the numerator of which is the number of days in the initial dividend period and the denominator is 365.

                        (3) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then (a) before any distribution or payment shall be made to the holders of Series C Preferred or Common Stock, the holders of the Series B Preferred shall be entitled to receive for each share thereof the sum of $2, and (b) before any distribution or payment shall be made to the holders of Common Stock, the holders of Series C Preferred shall be entitled to receive for each share thereof the sum of $10, plus a sum equal to accrued and unpaid dividends thereon, if any, whether or not earned or declared. After payment to the holders of the Series B Preferred and Series C Preferred as set forth above the holders of Preferred Stock of any such series shall have no claims to any of the remaining assets of the Corporation. If upon any such liquidation, dissolution, or winding up of the Corporation, the assets distributable among the holders of the Series B Preferred shall be insufficient to permit the payment in full to such holders of the preferential amounts aforesaid, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of the Series B Preferred. If upon any such liquidation, dissolution, or winding up of the Corporation, the assets distributable among the holders of the Series C Preferred shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of the Series C Preferred.

            In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, subject to all of the preferential rights of the holders of Preferred Stock on distribution or otherwise, the holders of Common Stock shall be entitled to receive ratably all remaining assets of the Corporation.

            Nothing herein contained, however, shall be deemed to prevent the redemption or purchase of Series B Preferred or Series C Preferred in the manner permitted or prescribed by Article IV.C.2(4) and (5) hereof. Neither the merger or consolidation of the Corporation with or into another corporation or corporations nor the sale, transfer or lease of all or any part of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV.C.2(3).

                        (4) Redemption. (a) The shares of Series B Preferred and Series C Preferred shall be redeemable, upon the terms and conditions provided herein, at any time as a whole or from time to time in part at the following redemption prices per share (except that no shares of Series C Preferred shall be redeemable so long as any shares of Series B Preferred remain outstanding):

           Series                                        Redemption Prices
           ---------------------------------------------------------------
           Series B Preferred                                  $ 2.00
           Series C Preferred                                  $10.00

together with, in the case of Series C Preferred, an amount equal to accrued and unpaid dividends thereon, if any, to the date fixed for redemption, whether or not earned or declared (the "redemption price"). If less than all the outstanding shares of Series B Preferred or Series C Preferred are to be called for redemption, the shares to be redeemed may be selected by lot or pro rata or by any other means which the Board of Directors deems equitable.

                              (b)  Notwithstanding  any redemption  which may be
effected at the option of the Corporation as provided in Article IV.C.2(4)(a), the Series B Preferred shall be subject to redemption pursuant to Article IV.C.2(5) hereof.

                              (c) Notice of any proposed redemption, stating the
redemption date, the redemption price and the place of payment thereof and, if less than all of the shares of Series B Preferred or Series C Preferred held by any holder are to be redeemed, identifying the number of shares of such holder to be redeemed, shall be mailed at least 10 days prior to the date fixed for such redemption to each holder of record of the shares to be redeemed, at his address as it appears on the records of the Corporation. Neither failure to mail any such notice to one or more such holders nor any defect in any such notice shall affect the sufficiency of the proceedings for redemption as to other holders. From and after the date fixed in such notice as the date of redemption (unless default be made by the Corporation in providing moneys for payment of the redemption price ) all dividends, if any, upon the shares thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment of the redemption price thereof upon the surrender of certificates representing the same) shall cease and determine, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                              (d) If the  Corporation  shall  deposit as a trust
fund in any bank or trust company in the City of New York having a capital and surplus of at least

$50,000,000 according to its last published statement of condition, a sum sufficient to redeem on the date fixed for redemption thereof, any shares of Series B Preferred or Series C Preferred called for redemption, with irrevocable instructions and authority to such bank or trust company to pay the redemption price of such shares to the holders thereof upon surrender of the certificate or certificates evidencing the shares to be redeemed, then from and after the date of such deposit (even if prior to the date fixed for redemption) such shares shall not be deemed to be outstanding for any purpose whatsoever and all rights of the holders of such shares shall cease and terminate except only the right to receive the redemption price, and the right, if any, to convert such shares into shares of Common Stock. Any funds so deposited which shall not be required for such redemption because of the exercise of the right of conversion after the data of such deposit shall be returned to the Corporation forthwith. Any funds so deposited which shall remain unclaimed by such holders at the end of five years after the date of redemption shall be paid by the bank or trust company with which such deposit shall have been made to the Corporation, and thereafter such holders shall look only to the Corporation therefor. Any interest which such bank or trust company may allow on funds so deposited shall be paid to the Corporation from time to time.

                              (e) Nothing herein shall be deemed to prohibit the
purchase of Series B Preferred or Series C Preferred, either at public or private sale, of the whole or any part of one or more such series; provided, however, that no such purchase shall be made at a price (excluding customary brokerage paid) greater that the redemption price thereof.

                              (f) Any shares of Series B  Preferred  or Series C
Preferred so redeemed or purchased and any shares of Series B Preferred redeemed by operation of the Series B Sinking Fund, respectively, shall be permanently retired, shall no longer be deemed outstanding and shall not be reissued and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of each such series accordingly and to restore the shares so retired to the status of authorized and unissued Preferred Stock.

                        (5) Series B Preferred Sinking Fund (a) So long as any of the Series B Preferred shall be outstanding, the Corporation, as a sinking fund for the redemption of the Series B Preferred (hereinafter called the "Series B Sinking Fund") shall set aside on its books on or before May 20 in each year commencing with the year 1976 to and including the year 1979 a sum (a "Series B Sinking Fund Installment") sufficient to redeem on June 1 of such year, at the redemption price thereof, the lesser of (i) 25% of the maximum number of shares of Series B Preferred outstanding at any time and (ii) all of the then outstanding shares of Series B Preferred.

                  The Corporation may, in lieu of setting aside the sum required to be set aside for any Series B Sinking Fund Installment, apply to such Series B Sinking Fund Installment shares of Series B Preferred theretofore acquired by it by purchase or by redemption (otherwise than through operation of the Series B Sinking Fund) or as a result of conversions (and, in any case, not theretofore applied to the Series B Sinking Fund), and the Corporation shall be entitled to treat any shares so applied as the equivalent of money at the redemption price thereof.

                              (b) Any amount in the Series B Sinking Fund on May
20 in each year shall, to the extent permitted by law, be used to redeem on the following June 1 in the manner set forth in Article IV.C.2(4) such number of shares of Series B Preferred as shall exhaust the moneys then in the Series B Sinking Fund (provided, however, that if such moneys do not exceed $10,000, the Corporation may, but, except in the case of the year 1979, shall not be required to, make such redemption) at the redemption price. Any balance remaining in the Series B Sinking Fund after such redemption shall be retained in the Series B Sinking Fund but shall not reduce the Corporation's obligation with respect to any future Series B Sinking Fund Installment. When no shares of Series B Preferred shall remain outstanding, any balance in the Series B Sinking Fund shall become part of the general funds of the Corporation and be available for general corporate purposes.

                        (6) Conversion Provisions. (a) Shares of Series B Preferred may be converted, at the option of the holder, in the manner hereinafter provided, into shares of Common Stock of the Corporation (as such shares may be constituted on the conversion date) at the rate of one-twelfth (1/12) of one share of Common Stock for each share of Series B Preferred, subject to adjustment as provided herein; provided, however, that as to any shares of Series B Preferred which shall have been called for redemption, the conversion right shall terminate at the close of business on the third business day prior to the date fixed for redemption. Shares of Series C Preferred shall not be convertible.

                              (b) The  holder  of a share or  shares of Series B
Preferred may exercise the conversion right as to any thereof by delivering to the Corporation during regular business hours at the office of any transfer agent of the Corporation for Series B Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if require by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled. The person in whose name the certificate or certificates of Common Stock are to be issued shall be deemed to have become a stockholder of record on the conversion date. No payment or adjustment shall be made for dividends on any shares of Common Stock delivered upon conversion. Upon any conversion, fractional shares shall not be issued but any fraction shall be adjusted in cash on the basis of the market price for shares of Common Stock at the close of business on the last business day before the conversion date unless the Board of Directors shall determine to adjust them by the issuance of fractional scrip certificates or in some other manner. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of the Common Stock on conversion, provided, however, that the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such Common Stock in names other than those in which the Series B Preferred surrendered for conversion may stand.

            Anything herein to the contrary notwithstanding if, at the time of delivery of shares of Series B Preferred for conversion, the Common Stock issuable upon conversion shall not be registered under the Securities Act of 1933, as amended, the Corporation may require, as a condition of allowing such conversion, that the person to whom shares of Common Stock are to be issued and delivered upon conversion furnish to the Corporation such information and representations as, in the opinion of counsel for the Corporation, are reasonably necessary or appropriate to establish that such shares may be issued without registration under said Act, including representations that such shares will not be sold except pursuant to an effective registration under said Act or pursuant to an exemption therefrom established to the reasonable satisfaction of such counsel. Each certificate representing shares of Common Stock issued upon conversion may be stamped or otherwise marked with a legend regarding the restrictions on the transferability thereof and appropriate stop transfer orders may be place on the stock transfer records of the Corporation.

                              (c) The conversion rate for the Series B Preferred
provided in subparagraph (a) shall be subject to the following adjustments, which shall be made to the nearest one-hundredth of a share of Common Stock or, if none, to the next lower one-hundredth:

                                    (i)  If  the  Corporation  shall  pay to the
holders of its Common Stock a dividend in shares of Common Stock or in securities convertible into Common Stock, the respective conversion rates in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately increased, effective at the opening of business on the business day next following such record date.

                                    (ii)  If the  Corporation  shall  split  the
outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the respective conversion rates in effect immediately prior to such action shall be proportionately increased in the case of a split of decreased in the case of a combination, effective at the opening of business on the business day next following the day such action becomes effective.

                              (d) In case of any  reclassification  or change of
the outstanding shares of Common Stock of the Corporation (except a split or combination or shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation except a split of combination of shares) or in case of any sale or conveyance to another corporation of all or substantially all of the property of Corporation, effective provision shall be made by the

Corporation or by the successor or purchasing corporation (1) that the holder of each share of Series B Preferred then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series B Preferred might have been converted immediately prior thereto, and (2) that there shall be subsequent adjustments of the respective conversion rates which shall be equivalent, as nearly as practicable, to the adjustments provided for in Article IV.C.2(6)(c) above. The provisions of this Article IV.C.2(6)(d) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

                              (e)  Whenever the  conversion  rate is adjusted as
herein provided, the Corporation shall forthwith file at its principal office and with the transfer agent or agents for the Series B Preferred a statement signed by an officer of the Corporation showing in detail the facts requiring such adjustment and the conversion rate after such adjustment, and shall make such statement available for inspection by stockholders of the Corporation, and any adjustment so evidenced, made in good faith, shall be binding upon all stockholders and upon the Corporation.

                              (f) Shares of Common Stock issued on conversion of
shares of Series B Preferred shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available, free from preemptive rights, for the purpose of effecting the conversion of Series B Preferred, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Series B Preferred.

                              (g) Shares of Series B Preferred  Stock  converted
as provided herein shall be permanently retired, shall no longer be deemed outstanding and shall not be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of each such series accordingly and to restore such shares so retired to the statues of authorized but unissued preferred Stock.

                        (7) Voting Rights. (a) Except as otherwise providing herein and except as provided by statute, neither the Series B Preferred, nor the Series C Preferred shall have any voting rights.

                              (b) If the  Corporation  shall have  defaulted  in
complying with the requirements of Article IV.C.2(5) hereof, and such default or defaults shall have continued for at least 90 days, the number of directors of the Corporation shall be increased by four at the first annual meeting of the stockholders of the Corporation held thereafter, and at such meeting and at each subsequent annual meeting until the Corporation shall have cured all defaults in complying with the requirements of Article IV.C.2(5), the holders of shares of Series B Preferred and the holders of shares of Series C Preferred shall have the right, voting as separate classes, each to elect two of such four additional members of the Board of Directors to hold office for the term of one year unless such term is sooner terminated as hereinafter provided; provided, however, that if at the time of such first annual meeting no shares of Series B Preferred or Series C Preferred shall be outstanding, the number of directors shall be increased by two, instead of four, and such additional two directors shall be elected at such meeting and at each subsequent annual meeting as aforesaid by the holders of the shares of the series which remains outstanding. When all such defaults shall have been cured, the terms of the additional directors so elected shall forthwith terminate, and the number of directors of the Corporation shall be reduced accordingly, and such voting right of the holders of shares of Series B Preferred and Series C Preferred shall cease, subject to increase in the number of directors as aforesaid and revesting of such voting right in the event of each and every additional default in compliance with the requirements of Article IV.C.2(5) hereof. The terms of the two additional directors elected by the holders of Series B Preferred or Series C Preferred, as the case may be, shall also forthwith terminate and the number of directors reduced by two when all shares of the series, the holders of which have elected such additional directors, have been retired.

                              (c)  Nothing   contained  herein  shall  limit  or
restrict the holders of Series B or Series C Preferred Stock from exercising any rights or remedies available to them under applicable law.

                        (8) Dividend Restriction. The Corporation shall not declare or pay any dividend on Common Stock of the Corporation (other than a dividend payable solely in shares of Common Stock) on or prior to June 1, 1976 and not thereafter if, and so long as, (a) the Corporation shall be in default in complying with the requirements of Article IV.C.2(5) hereof, or (b) the Corporation shall be in default in the payment of dividends on any outstanding shares of Series C Preferred provided, however that the foregoing restrictions shall terminate when no shares of Series B Preferred and Series C Preferred are outstanding.

                  3.    Designations, Preferences and Rights
                        of Series D Preferred Stock

                        (1) Designation; Number of Shares. Three Hundred Seventy Thousand (370,000) shares of Preferred Stock shall be designated as and shall constitute the "Series D Preferred Stock", par value $1.00 per share.

                        (2) Rank. The Series D Preferred Stock shall rank prior to all of the Company's common stock, $.001 par value per share (the "Common
Stock"), and any other capital stock of the Company, now outstanding or hereafter issued (such Common Stock and other capital stock being referred to herein collectively as "Junior Stock"), except for preferred stock of any class established after July 26, 2001, which ranks on a par with the Series D Preferred Stock and Senior Stock (as hereinafter defined), as to declaration of dividends and distributions of assets upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. "Senior Stock" shall mean one or more series of preferred stock hereafter authorized and designated as ranking prior to the Series D Preferred Stock, both as to payments of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. The Series D Preferred Stock shall rank junior to all Senior Stock, both as to payments of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

                        (3) Dividends. The shares of Series D Preferred Stock shall not bear any dividends.

                        (4) Distribution of Assets Upon Liquidation. Subject to the preferential rights of the Senior Stock, in the event the Company shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, each holder of shares of Series D Preferred Stock and the holders of shares of any other class of stock ranking on parity with the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company shall be entitled to receive, ratably with the other holders of shares of Series D Preferred Stock, that portion of the assets of the Company available for distribution to its stockholders as the liquidation preference of the Series D Preferred Stock held by such holder bears to the aggregate liquidation preference of the total number of (a) shares of Series D Preferred Stock and (b) shares of any other class or series of preferred stock equal in rank with Series D Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Company.

                        (5) Voting Rights. Each holder of outstanding shares of Series D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the share of Series D Preferred Stock held by such holder would then be convertible assuming a sufficient number of shares of Common Stock were then authorized and available for issuance (as adjusted from time to time pursuant to Article IV.C.3(6) hereof), at each meeting of the stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration (including without limitation, any matter voted on together with the holders of Common Stock). Except as provided by law, by any of the provisions contained herein or by the provisions establishing any other series of stock, holders of Series D Preferred Stock shall vote together with the holders of Common Stock as a single class.

                        (6) Conversion of Preferred Shares. The shares of Series D Preferred Stock shall be convertible into shares of Common Stock at the rate of 53.4345833 shares of Common Stock for each share of Series D Preferred Stock, subject to adjustment as set forth in Article IV.C.3(6)(c) below (the
"Conversion Rate"), on the terms and conditions set forth in this Article IV.C.3(6).

                              (a)  Mandatory  Conversion.  At any  time,  at the
Company's option, upon the vote of the majority of the Board of Directors of the Company, all but not less than all of the shares of Series D Preferred Stock shall be automatically converted into shares of Common Stock at the Conversion Rate then in effect (a "Mandatory Conversion");

provided, in no event shall the Company require a Mandatory Conversion until such time as there is a sufficient number of authorized but unissued shares of Common Stock available for issuance upon conversion of all of the issued and outstanding shares of Series D Preferred Stock.

            In the event that the Company elects to effect a Mandatory Conversion, the Company shall deliver to each holder of outstanding shares of Series D Preferred Stock a notice setting forth such election to effect Mandatory Conversion (the "Mandatory Conversion Notice"). Upon receipt of the Mandatory Conversion Notice, each holder of Series D Preferred Stock shall, as soon as practical, surrender its or his/her certificate or certificates of Series D Preferred Stock, duly endorsed, at the principal executive office of the Company or of any transfer agent for the Series D Preferred Stock and shall give written notice to the Company at its principal executive office of the names or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practical thereafter, issue or cause to be issued and deliver to such holder of Series D Preferred Stock, or to the nominee or nominees thereof, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Mandatory Conversion under this Article IV.C.3(6)(a) shall be deemed to have been made, and the person or persons entitled to receive shares of Common Stock issuable upon the Mandatory Conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, immediately prior to the close of business on the date the Board of Directors of the Company approves the Mandatory Conversion.

                              (b) No Fractional  Shares. No fractional shares of
Common Stock shall be issued upon conversion of shares of Series D Preferred Stock; instead, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole number.

                              (c)  Adjustments  of  Conversion  Rate  for  Stock
Dividends, Subdivisions, Combinations or Consolidation of Common Stock.

                                    (i) If the number of shares of Common  Stock
outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then on the date such payment is made or such change is effective, the Conversion Rate of the Series D Preferred Stock shall be increased so that the number of shares of Common Stock issuable on conversion of any shares of the Series D Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                                    (ii) If the number of shares of Common Stock
outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then on the effective date of such combination, the Conversion Rate for each series of Series D Preferred Stock shall be decreased so that the number of shares of Common Stock issuable on conversion of shares of the Series D Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                              (d) In the event any shares of Series D  Preferred
Stock shall be converted pursuant to this Article IV.C.3(6) or otherwise reacquired by the Company, the shares so converted or reacquired shall be canceled, may not be reissued as Series D Preferred Stock and shall revert to the status of authorized but unissued and undesignated shares of Preferred Stock and may be redesignated and reissued.

                        (7) Reservation of Shares. As soon as practicable, the Company shall hold a meeting of its stockholders for the authorization of (i) an increase in the number of authorized shares of Common Stock or (ii) a subdivision of the outstanding shares of Common Stock and to take any other action as may be necessary to have available out of the Company's authorized and unissued Common Stock, a number of shares of Common Stock as shall be sufficient to effect the Mandatory Conversion. Thereafter, the Company shall, so long as any of shares of Series D Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the Mandatory Conversion, such number of its authorized shares of Common Stock as shall from time to time be sufficient to effect the Mandatory Conversion.

                        (8) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing the shares of Series D Preferred Stock and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the certificate, the Company shall execute and deliver a new preferred stock certificate of like tenor and date.

                        (9) Specific Shall Not Limit General; Construction. No specific provision contained in this Article IV.C.3 shall limit or modify any more general provision contained herein.

            D. COMMON STOCK

                  1. Voting Rights. All shares of Common Stock shall be entitled to vote at all meetings of stockholders, each share entitled to one vote. Except as otherwise provided by law, in this Amended and Restated Certificate of Incorporation or by action of the Board of Directors in granting voting rights to the shares of any series of Preferred Stock, the entire voting powers of the Corporation shall be vested in the Common Stock.

                  2. Dividends. After any requirements with respect to preferential dividends upon the share of any series of Preferred Stock shall have been met, each share of Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors.

                  3. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after payment to the holders of any series of Preferred Stock of preferential amounts to which they are entitled, the holders of the shares of Common Stock (and of any series of Preferred Stock at the time entitled thereto) shall share equally, share and share alike, in any assets available for distribution to stockholders.

                  4. Merger. In the event of merger or consolidation, Common Stock (and any series of Preferred Stock if by its terms at the time entitled thereto) shall be treated equally on a share for share basis.



                                    ARTICLE V

            The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

                  (1) Election of directors need not be by written ballot unless the By-Laws so provide.

                  (2) The Board of Directors is expressly authorized and empowered to make, alter, amend, change, add to or repeal the By-Laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-Laws made by the Board of Directors.

                  (3) In addition to the powers and authorities  hereinbefore or by statute expressly conferred upon them, the directors are hereby authorized and empowered, without any vote or other action by stockholders other than such as at the time shall be expressly required by statute or by the provisions hereof (and amendments hereof, if any) or of the By-Laws, to exercise all of the powers, rights and privileges of the Corporation (whether expressed or implied herein or conferred by statute) and do all acts and things which may be done by the Corporation.

                                   ARTICLE VI

            No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director to the Corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. No repeal or modification of this Article VI, directly or by adoption of an inconsistent provision of this Certificate of Incorporation, by the stockholders of the Corporation shall be effective with respect to any cause of action, suit, claim or other matter, that, but for this Article VI, would accrue or arise prior to such repeal or modification.



                                   ARTICLE VII

            The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons, including directors, officers, employees and agents of the Corporation, whom it shall have power to indemnify under said section (the "Indemnitee") from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation shall pay in advance of the final disposition of such Indemnitee upon the receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII.

            The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnity such person against such expense, liability or loss under the General Corporation Law.

                                  ARTICLE VIII

            No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association of other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of the a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith of such stockholders, or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors or the stockholders entitled to vote thereon. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes the contract or transaction.

                                   ARTICLE IX

            The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and other persons are subject to this reserved power.

            IN WITNESS WHEREOF, the Company has caused this Amended and Restated Certificate of Incorporation to be signed by Jerry E. Swon, its president, as of the ___ day of ___________, 200_.


            ______________________________
            Jerry E.  Swon, President

                                    EXHIBIT B


                     MILLENNIUM BIOTECHNOLOGIES GROUP, INC.
                             2001 STOCK OPTION PLAN


      1. Purpose


      The purpose of the 2001 Stock Option Plan ("Plan") is to provide a method whereby selected key employees, selected key consultants, professionals and non employee directors of Millennium Biotechnologies Group, Inc. ("Corporation") and its subsidiaries may have the opportunity to invest in shares of the Corporation's Common Stock ("Common Stock" or "Shares"), thereby giving them a proprietary and vested interest in the growth and performance of the Corporation, and in general, generating an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of stockholders. Further, the Plan is designed to enhance the Corporation's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Corporation depends.


      2. Administration

      The Plan shall be administered by the Corporation's Board of Directors ("the Board") or if so designated by resolution of the Board by a Committee ("Committee") in accordance with Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director as defined in Rule 16b-3 and (ii) is an outside director as defined in 162(m)(4) of the Internal Revenue Code, as amended (the "Code"). To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 2. From time to time the Board, or if so designated the Committee, may grant stock options ("Stock Options" or "Options") to such eligible parties and for such number of Shares as it in its sole discretion may determine. A grant in any year to an eligible Employee (as defined in Section 3 below) shall neither guarantee nor preclude a grant to such Employee in subsequent years. Subject to the provisions of the Plan, the Board, shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the Option agreements described in Section 5(h) thereof to make all other determinations necessary or advisable for the administration of the Plan. The Board, or if so designated the Committee, may correct any defect, supply any omissions or reconcile any inconsistency in the Plan or in any

Option in the manner and to the extent it shall deem desirable. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The validity, construction, and effect of Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

      3. Eligibility

      The class of employees eligible to participate under the Plan shall include, employees of the Corporation, key consultants or professionals and non-employee directors of the Company and its subsidiaries (collectively and individually, "Employees"). Nothing in the Plan or in any agreement thereunder shall confer any right on an Employee or key vendor of goods and services to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation or its subsidiaries, as the case may be, to terminate his employment at any time.

      4. Shares Subject to the Plan

      Subject to adjustment as provided in Section 7, an aggregate of 1,500,000 shares of Common Stock* shall be available for issuance under the Plan. The shares of Common Stock deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Corporation, including Shares purchased in the open market or in private transactions. If any Option granted under the Plan shall terminate for any reason without having been exercised or settled in Common Stock or in cash pursuant to related Common Stock appreciation rights, the Shares subject to, but not delivered under, such Option shall be available for other Options.

      5. Grant Term and Conditions of Options

      The Board or if so designated the Committee, may from time to time after consultation with management select employees to whom Stock Options shall be granted. The Options granted may be incentive Stock Options ("Incentive Stock Options") within the meaning of Section 422 of the Code, or non-statutory Stock Options ("Non-statutory Stock Options"), whichever the Board, or if so designated the Committee, shall determine, subject to the following terms and conditions:

      ----------

            * The above mentioned 1,500,000 shares are deemed post reverse split, following the 1 for 12 reverse split approved by majority of stockholders on December 3, 2001.

            (a) Price. The purchase price per share of Common Stock deliverable upon exercise of each Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted. Provided, however, that if an Incentive Stock Option is issued to an individual who owns, at the time of grant, more than ten percent (10%) of the total combined voting power of all classes of the Company's Common Stock, the exercise price of such Option shall be at least 110% of the Fair Market Value of the Common Stock on the date of grant and the term of the Option shall not exceed five years from the date of grant. The Option price of Shares subject to Non-statutory Stock Options shall be determined by the Board of Directors or Committee in its absolute discretion at the time of grant of such Option, provided that such price shall not be less than 85% of the Fair Market Value of the Common Stock at the time of grant. For purposes of this plan, Fair Market Value shall be: (i) the average of the closing Bid and Ask prices for the Common Stock on the date in question or if no trading market exists for the Common Stock, Fair Market Value shall be determined by the Board of Directors.

            (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in such form of consideration as the Board or Committee determines and may vary for each Option. Payment may consist of cash, check, notes, delivery of shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price, or any combination of such methods or other means of payment permitted under the Delaware General Corp. Law.

            (c) Term of Options. The term during which each Option may be exercised shall be determined by the Board, or if so designated the Committee, provided that an Incentive Stock Option shall not be exercisable in whole or in part more than 10 years from the date it is granted. All rights to purchase Common Stock pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or, if so designated the Committee.

            The Board,  or if so designated the Committee,  shall  determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, except that the exercise of Incentive Stock Options shall be further restricted as set forth herein. The Board, or if so designated the Committee, may in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part, provided that no Option shall be exercisable until one year after grant.

            (d) Limitations on Grants. The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent or any subsidiary of the Corporation) shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in Section 422 of the Code and any regulations promulgated thereunder setting forth such limitations.

            (e) Termination of Employment.

            (i) If the employment of an Employee by the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the Employee or for cause by the Company, then his Option shall expire forthwith. Except as provided in subparagraphs (ii) and (iii) of this Paragraph (e), if such employment shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (iv) of this Paragraph (e). For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

            (ii) If the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee Director for, the Company or a subsidiary corporation of the Company, or (b) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, or for cause, then such Option may, subject to the provisions of subparagraph (iv) of this Paragraph (e), be exercised by the estate of the employee or non-employee Director or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director at any time within one (1) year after such death.

            (iii) If the  holder of  Option  under  the Plan  ceases  employment because of permanent or total disability (within the meaning of Section 22
      (e)  (3) of the  Code)  while  employed  by the  Company  or a  subsidiary corporation of the Company, then such Option may, subject to the provisions of subparagraph (iv) of this paragraph e, be exercised at any time within one year after his termination of employment due to disability.

            (iv) An Option may not be exercised pursuant to this Paragraph (e), except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option. For purpose of this Paragraph (e), the employment relationship of an employee of the Company or of a subsidiary corporation of the company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

            (f) Nontransferability of Options. No Option shall be transferable by a Holder otherwise than by will or the laws of descent and distribution, and during the lifetime of the Employee to whom an Option is granted it may be exercised only by the employee, his guardian or legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

            (g) Listing and Registration. Each Option shall be subject to the requirement that if at any time the Board, or if so designated the Committee, shall determine, in its discretion, the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board, or if so designated the Committee.

            (h) Option Agreement. Each Employee, to whom an Option is granted, shall enter into an agreement with the Corporation which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board, or if so designated the Committee.

            (i) Withholding. Prior to the delivery of certificates for shares of Common Stock, the Corporation or a subsidiary shall have the right to require a payment from an Employee to cover any applicable withholding or other employment taxes due upon the exercise of an Option. An Optionee may make such payment either (i) in cash, (ii) by authorizing the Company to withhold a portion of the stock otherwise issuable to the Optionee, (iii) by delivering already-owned Common Stock, or (iv) by any combination of these means.

      6. Stock Appreciation Rights

      The Board or Committee may grant stock appreciation rights ("SARs") in connection with all or any part of an Option granted under the Plan, either concurrently with the grant of the Option or at any time thereafter, and may also grant SARs independently of Options.

      (a) SARs Granted in Connection with an Option. An SAR granted in connection with an Option entitles the Optionee to exercise the SAR by surrendering to the Company, unexercised, the underlying Option. The Optionee receives in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of surrender of the underlying Option (y) the exercise price of the Common Stock covered by the surrendered portion of the Option.

      An SAR is exercisable only when and to the extent the underlying Option is exercisable and expires no later than the date on which the underlying Option expires. Notwithstanding the foregoing, neither an SAR nor a related Option may be exercised during the first six (6) months of its respective term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

      (b) Independent SARs. The Board or the Committee may grant SARs without related Options. Such an SAR will entitle the Optionee to receive from the company on exercise of the SAR an amount equal to the excess of (x) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted.

      SARs shall be exercisable in whole or in part at such times as the Board or the Committee shall specify in the Optionee's SAR grant or agreement. Notwithstanding the foregoing, an SAR may not be exercised during the first six
(6) months of its term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

      (c) Payment on Exercise. The Company's obligations arising upon the exercise of an SAR may be paid in cash or Common Stock, or any combination of the same, as the Board or the Committee may determine. Shares issued on the exercise of an SAR are valued at their fair market value as of the date of exercise.

      (d) Limitation on Amount paid on SAR Exercise. The Board or the Committee may in its discretion impose a limit on the amount to be paid on exercise of an SAR. In the event such a limit is imposed on an SAR granted in connection with an Option, the limit will not restrict the exercisability of the underlying Option.

      (e) Persons Subject to 16(b). An Optionee subject to Section 16(b) of the Exchange Act, may only exercise an SAR during the period beginning on the third and ending on the twelfth business day following the Company's public release of quarterly or annual summary statements of sales and earnings and in accordance with all other provisions of Section 16(b).

      (f) Non-Transferability of SARs. An SAR is non-transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee, or, in the event of death, by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance.

      (g) Effect on Shares in Plan. When an SAR is exercised, the aggregate number of shares of Common Stock available for issuance under the Plan will be reduced by the number of underlying shares of Common Stock as to which the SAR is exercised.

      7. Adjustment of and Changes in Common Stock

      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of Shares, merger, consolidation, distribution of assets, or any other changes in the corporate structure or Shares of the Corporation, the Board, or if so designated the Committee, shall make such adjustments as it deems appropriate in the number and kind of Shares and SARs authorized by the Plan, in the number and kind of Shares covered by the Options granted and in the exercise price of outstanding Options and SARs.

      8. Mergers, Sales and Change of Control

      In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, each Option or SAR then outstanding for one year or more shall (unless the Board, or if so designated the Committee, determines otherwise), receive upon exercise of such Option or SAR an amount equal to the excess of the Fair Market Value on the date of such exercise of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock, in the cases covered by clause (i) above, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Common Stock covered by the Option or SAR as determined by the Board, or if so designated the Committee, in the case of a Change in Control by reason of any other event, over the exercise price of such Option, multiplied by the number of shares of Common Stock with respect to which such Option or SAR shall have been exercised provided that in each event the amount payable in the case of an Incentive Stock Option shall be limited to the maximum permissible amount necessary to preserve the Incentive Stock Option status. Such amount may be payable fully in cash, fully in one or more of the kind or kinds or property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Board or if so designated the Committee.

      Any determination by the Board, or if so designated the Committee, made pursuant to this Section 8 may be made as to all outstanding Options and SARs or only as to certain Options and SARs specified by the Board, or if so designated the Committee and any such determination shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Common Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

      A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25% or more of the Common Stock outstanding, or (b) if following
(i) a tender or exchange offer for voting securities of the Corporation, or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

      9. No Rights of Stockholders

      Neither an Employee nor the Employee's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Corporation in respect of any Shares purchasable upon the exercise of any Option, in whole or in part, unless and until certificates for such Shares shall have been issued.

      10. Plan Amendments

      The plan may be amended by the Board, as it shall deem advisable or to conform, to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of stockholders:
(i) increase the aggregate number of Shares available for Options except as permitted by Section 7; (ii) materially increase the benefits accruing to participants under this Plan; (iii) extend the maximum period during which an Option may be exercised; or (iv) change the Plan's eligibility requirements. Any discrepancy between the Board and any committee regarding this Plan shall be decided in any manner directed by the Board.

      11. Term of Plan

      The Plan became effective upon its approval by the Corporation's majority stockholders on December 3, 2001. No Options or SARs shall be granted under the Plan after the date which is ten years after the date on which the Plan was approved by the Corporation stockholders.

                                    EXHIBIT C

                    UNAUDITED FINANCIAL STATEMENTS AT AND FOR
                     THE THREE MONTHS ENDED OCTOBER 31, 2001

                        REGENT GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET

                                                             October 31, 2001
                                                             ----------------

ASSETS                                                         (Unaudited)
     Current Assets
     Cash .................................................   $    73,015
        Accounts receivable, net of allowance for
          doubtful accounts of 0 ..........................        16,464
     Due from officers ....................................         1,700
     Miscellaneous receivables ............................        17,663
     Inventories ..........................................       128,292
     Prepaid expenses .....................................        17,107
                                                              -----------
        Total Current Assets ..............................       254,241
     Property, plant and equipment, net of accumulated
        depreciation of $10,894 ...........................        58,237
     Other assets .........................................        53,195
                                                              -----------
TOTAL ASSETS ..............................................       365,673
                                                              ===========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES
     Current Liabilities
     Accounts payable and accrued expenses ................       410,997
     Loans and notes payable ..............................       117,740
                                                              -----------
        Total Current Liabilities .........................       528,737
     Unearned income, less current portion ................        45,000
                                                              -----------
TOTAL LIABILITIES .........................................       573,737

STOCKHOLDERS' EQUITY
     Preferred Stock, $1 par value,
       810,360 shares authorized:
     Convertible, Series B, non-voting, 65,141
       shares issued and outstanding,
       at redemption value ................................       130,282
     Cumulative, Series C, non-voting, 64,762 shares
       issued and outstanding .............................        64,763
     Convertible, Series D, voting, 247,357.31 shares
       issued and outstanding .............................       247,357
     Common Stock, $0.06 2/3 par value, 20,000,000 shares
       authorized, 17,996,792 shares issued and outstanding     1,199,789
     Additional paid-in capital ...........................        38,929
     Accumulated deficit ..................................    (1,889,184)
                                                              -----------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT) ......................      (208,064)

TOTAL LIABILITIES AND EQUITY ..............................   $   365,673
                                                              ===========

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                       Three Months Ended
                                                           October 31,

                                                      2001            2000
                                                  ------------    ------------

Total Revenues ................................   $     36,355    $          0
     Cost of Goods Sold .......................         25,069               0
                                                  ------------    ------------
Gross Profit ..................................         11,286               0

     Selling expenses .........................        102,651               0
     General & administrative expenses ........        462,651         103,488
                                                  ------------    ------------
Operating Income (Loss) .......................       (554,016)       (103,488)

Other Income (Expense)
     Miscellaneous income .....................              0          50,000
     Interest expense, net ....................         (3,272)         (1,350)
                                                  ------------    ------------
Total Other Income (Expense) ..................         (3,272)         48,650
                                                  ------------    ------------

Net Loss ......................................   $   (557,288)   $    (54,838)
                                                  ============    ============
Loss per Common Share .........................   $      (0.05)   $      (0.01)
                                                  ============    ============
Weighted Average Number of
     Common Shares Outstanding ................     11,981,033       5,344,796
                                                  ============    ============

Net Loss ......................................   $   (557,288)   $    (54,838)
     Unrealized loss on marketable securities..              0         (86,750)
                                                  ------------    ------------
Comprehensive loss ............................   $   (557,288)   $   (141,588)
                                                  ============    ============

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                         Three Months Ended
                                                             October 31,
                                                         2001          2000
                                                      ----------    ---------

Cash Flows from Operating Activities
     Net income (loss) ..........................     $(557,288)    $ (54,838)
     Adjustments to net income (loss) to net cash
     provided (used) by operating activities
        Depreciation and amortization ...........         3,955             0
     Decreases (increases) in Assets
        Accounts receivable .....................       (16,464)            0
        Miscellaneous receivables ...............        53,731             0
        Inventories .............................      (128,292)            0
        Prepaid expenses ........................        58,280             0
        Other assets ............................       (18,352)            0
     Increases (decreases) in Liabilities
        Accounts payable and accrued expenses ...       (43,845)       39,296
                                                      ---------     ---------
Net Cash Provided (Used) by Operating Activities       (648,275)      (15,542)

Cash Flows from Investing Activities
     Purchases of equipment and fixtures ........        (1,606)            0
Net Cash Provided (Used) by Investing Activities         (1,606)            0

Cash Flows from Financing Activities
     Proceeds from notes payable ................        17,740             0
     Repayment of loans and notes ...............      (180,000)            0
     Issuance of preferred stock ................       140,000             0
     Issuance of common stock ...................       712,000        40,000
                                                      ---------     ---------
Net Cash Provided (Used) by Financing Activities        697,240        40,000
Net Increase (Decrease) in Cash .................        32,359        24,458
Cash at Beginning of Period .....................        33,156           551
                                                      ---------     ---------
Cash at End of Period ...........................     $  73,015     $  25,009
                                                      =========     =========

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     Regent  Group,  Inc.  (the  Company or Regent),  formerly  NMC Corp.,  is a
     holding  company  for  its  subsidiary  Millennium  Biotechnologies,   Inc.
     ("Millennium").

     Millennium was incorporated in the State of Delaware on November 9, 2000 and is located in New Jersey. Millennium is a research based bio-nutraceutical corporation involved in the field of nutritional science. Millennium's principal source of revenue is expected to be from sales of its nutraceutical supplement, RESURGEX(TM), which serves as a nutritional support for immuno-compromised individuals undergoing medical treatment for chronic debilitating diseases Millennium had not yet generated revenue from sales of this product as of July 31, 2001, such sales having commenced in September, 2001.

     The Company acquired Millennium on July 27, 2001, when it completed a merger with Millennium. In the merger, new Convertible Preferred Series D stock was issued in exchange for all the outstanding stock of Millennium. Such preferred shares are convertible into approximately 96% of the outstanding common stock of the Company at the time of issuance. Under the terms of the Agreement and Plan of Reorganization, a new wholly-owned Regent subsidiary merged into Millennium. For accounting purpose, the merger has been treated as an acquisition of Regent by Millennium, and a re-capitalization of Millennium. The historical financial statements prior to July 31, 2001, are those of Millennium. Subsequent to July 31, 2001, the financial statements are those of the Company and its wholly-owned subsidiary Millennium on a consolidated basis.

Basis of Presentation

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements and with the instructions to Form 10-QSB and
     Article 10 of Regulation S-X. Accordingly, they do not include all of the information and disclosures required for annual financial statements. These financial statements should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's annual report on Form 10-KSB for the year ended July 31, 2001.

     In the opinion of the Company's management, all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of October 31, 2001, and the results of operations and cash flows for the three months ended October 31, 2001 and 2000 have been included.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Principles of Consolidation

     The Company's operations presently consist almost exclusively of the operations of Millennium. The consolidated financial statements include the accounts of the Company and its subsidiary from the acquisition date and/or through their respective disposition dates. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation, which includes amortization of assets under capital leases, is calculated using the straight-line method over the estimated useful lives of the assets: 3-8 years for machinery and equipment, leasehold improvements are amortized over the shorter of the estimated useful lives or the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of related assets are expensed as incurred. For Federal income tax purposes, depreciation is computed under accelerated methods over the assets class life.

Revenue Recognition

     Revenue is recognized at the date of shipment to customers.

Stock-Based Compensation

     The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No.123, "Accounting for Stock-Based Compensation". The standards encourages, but does not require, companies to recognize compensation expense for grants of stock, stock option and other equity instruments to employees based on fair value.

Loss Per Common Share

     Basic and diluted loss per common share are computed by dividing net loss by the weighted average number of common shares outstanding during the periods. Potential common shares used in computing diluted earnings per share related to stock options, warrants, convertible preferred stock and convertible debt which, if exercised, would have a dilutive effect on earnings per share, have not been included, except that the effect of a conversion of the outstanding Series D Convertible Preferred Stock which is anticipated to incur has been shown for illustrative purpose. During the quarter ended October 31, 2001, the weighted average number of Series D convertible preferred shares outstanding was 247,357 which if converted into common shares, would have increased the weighted average number of common shares outstanding from 11,981,033 to 170,590,058.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Fair Value of Financial Instruments

     For financial instruments including cash, prepaid expenses and other current assets, short-term debt, accounts payable and accrued expenses, it was assumed that the carrying values approximated fair value because of their short-term maturities.

Reclassification

     Certain reclassifications have been made to prior year balances to conform with the current year's presentation.

ACQUISITIONS AND MERGERS

     On July 27, 2001, pursuant to an Agreement and Plan of Reorganization, Millennium paid Regent $146,000, which was used to pay certain indebtedness of Regent, and each share of common stock of Millennium was converted into preferred series D shares of Regent at a rate of .025 preferred shares for each common share of Millennium. Each of these preferred series D shares is convertible into 641.215 common shares of Regent and is entitled to 641.215 votes. The preferred series D shares are non-dividend bearing and are subject to adjustment in accordance with certain anti-dilution clauses. In addition, on November 15, 2001, the Company paid off pre-merger Regent liabilities of $89,640.

INVENTORIES

     Inventories consist of work-in-process and finished goods for the Company's RESURGEX(TM) product line. Cost-of-goods sold are calculated using the average costing method.

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at October 31, 2001, consists of the following:

         Furniture and Equipment                        $34,560
         Leasehold improvements                          34,571
                                                        -------
         Subtotal                                        69,131
         Less accumulated depreciation                   10,894
                                                        -------
         Total                                          $58,237
                                                        =======

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

     Accounts payable and accrued expenses consisted of the following at October 31, 2001:

            Accounts payable                             $238,555
            Accrued interest                                5,278
            Accrued reverse merger expenses                50,000
            Accrued professional fees                      31,000
            Accrued payroll and payroll taxes              76,041
            Miscellaneous accruals                         10,123
                                                         --------
            Total                                        $410,997
                                                         ========

DEBT

     Short-term debt at October 31, 2001, is as follows:

           Unsecured convertible note, dated April 20, 2001, due April 20, 2002, Interest at 10% per annum, payable upon maturity, personally
           guaranteed by an officer (1)                         $100,000
           Non-interest bearing cash advance by
           an accredited investor                               $ 17,740
                                                                --------
                                                                $117,740
                                                                ========

(1) The principal and interest of the unsecured convertible note are convertible into Series D convertible preferred shares of the Company at an exchange rate of $12 per share.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

INCOME TAX

     At July 31, 2001, the Company had a net operating loss ("NOL") carry-forward of approximately $11,126,000 for tax purposes expiring in the years 2003 through 2021. The Company has not reflected any benefit of such net operating loss carryforward in the accompanying financial statements in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes" (SFAS 109) as the realization of this deferred tax benefit is not more than likely.

     The Tax Reform Act of 1986 provided for a limitation on the use of NOL carry-forwards, following certain ownership changes. As a result of transactions in the Company's stock during the year ended July 31, 1999 and July 31, 2001, a change in ownership of greater than 50%, as defined, has occurred. Under such circumstances, the potential benefits from utilization of tax carry-forward may be substantially limited or reduced on an annual basis.

COMMITMENTS AND CONTINGENCIES

     The Company leases certain office space and equipment under operating leases.

     The Company's administrative facilities are located in approximately 2,200 square feet of leased office space in Bernardsville, New Jersey, as to which Millennium entered into a 5 year lease, starting January 1, 2001. The lease calls for a monthly rent of $5,807 plus allocated expenses.

     In October 2001, the Company signed a 5-year lease commencing in the Spring of 2002 for approximately 4,500 square feet of office space at a monthly rental of $10,000 plus an allocated portion of certain operating expenses.

RELATED PARTY TRANSACTIONS

      During the quarter, the Company issued warrants for the purchase of an aggregate of 6,400,000 common shares, exercisable at $0.25 per share, to four directors of the Company. Also, two executive officers purchased a total of 650,000 common shares, for an aggregate purchase price of $65,000.

SUBSEQUENT EVENTS

     On August 9, 2001, the Board of Directors decided to effect a reverse split of issued and outstanding shares of Common Stock. In December 2001, the Company obtained the consent of the majority stockholders for an amendment of the Company's Certificate of Incorporation to

     o increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and reduce the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;

     o reverse split the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share; and

     o    change  the  name  of  the  Company  to  "Millennium   Biotechnologies
          Corporation",

and for the adoption of the 2001 Employee Stock Option Plan.

     Since the end of the first quarter and through November 30, 2001, the Company has obtained further equity investments that totaled approximately $1,120,000, through private placements by accredited investors who purchased a total 20,794 shares Series D Convertible Preferred Stock and 1,681,356 shares of Common Stock.

                                    EXHIBIT D

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                       Regent Group, Inc. and Subsidiaries

The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month periods ended December 31, 2000 and 1999 and the three month periods ended March 31, 2001 and 2000 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheets of the Company as of December 31, 2000 and March 31, 2001 (the "ProForma Balance Sheets" and together with the ProForma Statements of Operations, the "ProForma Combined Financial Statements") have been prepared to illustrate the effect of the merger of Millennium Biotechnologies, Inc. ("Millennium") on July 27, 2001 as if such transaction took place on January 1, 1999. The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined Financial Statements should be read in conjunction with the historical financial statements of Millennium.

                       Regent Group, Inc. and Subsidiaries
                   Unaudited ProForma Combined Balance Sheets

                                                               March 31, 2001
                                       ---------------------------------------------------------------
                                                                                            ProForma
                                                                           ProForma         Combined
                                        Millennium         Regent         Adjustments       Company
                                       ------------     ------------     ------------     ------------
Assets
     Current Assets
      Cash                              $   5,762     $      6,470     $         --     $     12,232
      Marketable securities                    --            6,000               --            6,000
      Inventories                           2,805               --               --            2,805
      Prepaid expenses                      8,375            8,593               --           16,968
                                        ---------     ------------     ------------     ------------
                                           16,942           21,063               --           38,005

    Property, Plant and Equipment          49,243               --               --           49,243

    Other Assets                           34,843               --               --           34,843
                                        ---------     ------------     ------------     ------------
        Total Assets                      101,028           21,063               --          122,091
                                        =========     ============     ============     ============

Liabilities and Stockholders'
(Deficiency) Equity
    Current Liabilities
      Accounts payable and accrued
        expenses                          114,142          233,484               --          347,626
      Prepayments received                     --               --               --               --
      Short term debt                      30,042           90,000               --          120,042
                                        ---------     ------------     ------------     ------------
        Total Current Liabilities         144,184          323,484               --          467,668
                                        ---------     ------------     ------------     ------------

Deferred Royalty Obligation                45,000               --               --           45,000

Stockholders' (Deficiency) Equity
    Preferred Stock
    Convertible Series B                       --          130,282               --          130,282
    Convertible Series C                       --           64,763               --           64,763
    Convertible Series D                       --               --A         237,050          237,050
    Common Stock                               83          365,472A             (83)         365,472
    Additional Paid in Capital            139,917       16,960,408A        (236,967)      16,863,358
    Deficit                              (228,156)     (17,820,346)              --      (18,048,502)
    Cumulative Other
      Comprehensive Income                     --           (3,000)              --           (3,000)
                                        ---------     ------------     ------------     ------------
        Total Stockholders'
        (Deficiency) Equity               (88,156)        (302,421)              --         (390,577)
                                        ---------     ------------     ------------     ------------

Total Liabilities and Stockholders'
      (Deficiency) Equity               $ 101,028     $     21,063     $         --     $    122,091
                                        =========     ============     ============     ============


                                                               December 31, 2000
                                       ---------------------------------------------------------------
                                                                                            ProForma
                                                                           ProForma         Combined
                                        Millennium         Regent         Adjustments       Company
                                       ------------     ------------     ------------     ------------
Assets
     Current Assets
      Cash                             $      5,465     $        782     $         --     $      6,247
      Marketable securities                      --           32,550               --           32,550
      Inventories                             2,805               --               --            2,805
      Prepaid expenses                        4,229            8,593               --           12,822
                                       ------------     ------------     ------------     ------------
                                             12,499           41,925               --           54,424

    Property, Plant and Equipment             6,682               --               --            6,682

    Other Assets                             34,843               --               --           34,843
                                       ------------     ------------     ------------     ------------
        Total Assets                         54,024           41,925               --           95,949
                                       ============     ============     ============     ============

Liabilities and Stockholders'
(Deficiency) Equity
    Current Liabilities
      Accounts payable and accrued
        expenses                             48,405          193,900               --          242,305
      Prepayments received                   25,000               --               --           25,000
      Short term debt                        50,000           90,000               --          140,000
                                       ------------     ------------     ------------     ------------
        Total Current Liabilities           123,405          283,900               --          407,305
                                       ------------     ------------     ------------     ------------

Deferred Royalty Obligation                      --               --               --               --

Stockholders' (Deficiency) Equity
    Preferred Stock
    Convertible Series B                         --          130,282               --          130,282
    Convertible Series C                         --           64,763               --           64,763
    Convertible Series D                         --               --A         237,050          237,050
    Common Stock                                 --          365,472               --          365,472
    Additional Paid in Capital                   --       16,855,418A        (237,050)      16,618,368
    Deficit                                 (69,381)     (17,753,460)              --      (17,822,841)
    Cumulative Other
      Comprehensive Income                       --           95,550               --           95,550
                                       ------------     ------------     ------------     ------------
        Total Stockholders'
        (Deficiency) Equity                 (69,381)        (241,975)              --         (311,356)
                                       ------------     ------------     ------------     ------------
Total Liabilities and Stockholders'
      (Deficiency) Equity              $     54,024     $     41,925     $         --     $     95,949
                                       ============     ============     ============     ============

                       Regent Group, Inc. and Subsidiaries
               Unaudited ProForma Combined Statement of Operations


                                                  Twelve Months Ended December 31, 2000
                                       ----------------------------------------------------------
                                                                                       ProForma
                                                                        ProForma       Combined
                                        Millennium       Regent        Adjustments      Company
                                       -----------     -----------     -----------    -----------
Net Sales                              $        --     $    44,806     $        --    $    44,806
Cost of Goods Sold                              --              --              --             --
                                       -----------     -----------     -----------    -----------

Gross Profit                                    --          44,806              --         44,806

Selling, General and Administrative
Expenses                                    68,964        (791,847)             --       (722,883)
                                       -----------     -----------     -----------    -----------

Income (Loss) From Operations              (68,964)        836,653              --        767,689
Other Income (Expense)
    Miscellaneous Income                        --         247,500              --        247,500
    Interest Expense, Net                     (417)         (8,367)             --         (8,784)
    Amortization of Goodwill                    --      (5,653,037)             --     (5,653,037)
                                       -----------     -----------     -----------    -----------
      Total Other Income
    (Expense)                                 (417)     (5,413,904)             --     (5,414,321)

Loss Before Provision for Income
Taxes                                      (69,381)     (4,577,251)             --     (4,646,632)
Provision for Income Taxes                      --              --              --             --
                                       -----------     -----------     -----------    -----------

Net Loss                               $   (69,381)    $(4,577,251)    $        --    $(4,646,632)
                                       ===========     ===========     ===========    ===========

                                                  Twelve Months Ended December 31, 1999
                                       ----------------------------------------------------------
                                                                                       ProForma
                                                                        ProForma       Combined
                                        Millennium       Regent        Adjustments      Company
                                       -----------     -----------     -----------    -----------
Net Sales                              $        --     $   119,625     $        --    $   119,625
Cost of Goods Sold                              --          16,725              --         16,725
                                       -----------     -----------     -----------    -----------

Gross Profit                                    --         102,900              --        102,900

Selling, General and Administrative
Expenses                                        --       2,393,460              --      2,393,460
                                       -----------      ----------     -----------    -----------

Income (Loss) From Operations                   --      (2,290,560)             --     (2,290,560)

Other Income (Expense)
    Miscellaneous Income                        --              --              --             --
    Interest Expense, Net                       --        (121,426)             --       (121,426)
    Amortization of Goodwill                    --        (237,320)             --       (237,320)
                                       -----------     -----------     -----------    -----------
      Total Other Income
    (Expense)                                   --        (358,746)             --       (358,746)

Loss Before Provision for Income
Taxes                                           --      (2,649,306)             --     (2,649,306)
Provision for Income Taxes                      --              --              --             --
                                       -----------     -----------     -----------    -----------

Net Loss                               $        --     $(2,649,306)    $        --    $(2,649,306)
                                       ===========     ===========     ===========    ===========


                       Regent Group, Inc. and Subsidiaries
               Unaudited ProForma Combined Statement of Operations

                                                  Three Months Ended March 31, 2001
                                       -----------------------------------------------------
                                                                                   ProForma
                                                                    ProForma       Combined
                                        Millennium     Regent      Adjustments     Company
                                       -----------   ---------     ------------   ----------
Net Sales                              $      --     $      --     $      --      $      --
Cost of Goods Sold                            --            --            --             --
                                       ---------     ---------     ---------      ---------

Gross Profit                                  --            --            --             --

Selling, General and Administrative
Expenses                                 156,844        83,036            --        239,880
                                       ---------     ---------     ---------      ---------
(Loss) From Operations                  (156,844)      (83,036)           --       (239,880)

Other Income (Expense)
    Miscellaneous                             --        17,500            --         17,500
    Interest Expense                      (1,931)       (1,350)           --         (3,281)
                                       ---------     ---------     ---------      ---------
      Total Other Income (Expense)        (1,931)       16,150            --         14,219

Loss Before Provision for Income
Taxes                                   (158,775)      (66,886)           --       (225,661)

Provision for Income Taxes                    --            --            --             --
                                       ---------     ---------     ---------      ---------

Net Loss                               $(158,775)    $ (66,886)    $      --      $(225,661)
                                       =========     =========     =========      =========


                                                  Three Months Ended March 31, 2000
                                       -----------------------------------------------------
                                                                                   ProForma
                                                                    ProForma       Combined
                                        Millennium     Regent      Adjustments     Company
                                       -----------   ---------     ------------   ----------
Net Sales                              $      --     $   3,750     $      --      $   3,750
Cost of Goods Sold                            --            --            --             --
                                       ---------     ---------     ---------      ---------

Gross Profit                                  --         3,750            --          3,750

Selling, General and Administrative
Expenses                                      --       976,025            --        976,025
                                       ---------     ---------     ---------      ---------
(Loss) From Operations                        --      (972,275)           --       (972,275)

Other Income (Expense)
    Miscellaneous                             --       130,000            --        130,000
    Interest Expense                          --        (2,750)           --         (2,750)
                                       ---------     ---------     ---------      ---------
      Total Other Income (Expense)            --       127,250            --        127,250

Loss Before Provision for Income
Taxes                                         --      (845,025)           --       (845,025)

Provision for Income Taxes                    --            --            --             --
                                       ---------     ---------     ---------      ---------

Net Loss                               $      --     $(845,025)    $      --      $(845,025)
                                       =========     =========     =========      =========

                       Regent Group, Inc. and Subsidiaries
               Notes to the ProForma Combined Financial Statements

Note A.

On July 27, 2001, pursuant to an agreement and plan of reorganization among the Company, its newly-formed wholly-owned subsidiary (the "Subsidiary"), Millennium, and its stockholders, the Subsidiary merged into Millennium. For accounting purposes, this transaction is treated as an acquisition of the Company by Millennium and a recapitalization of Millennium.

The merger resulted in the issuance to Millennium shareholders of a new Series D $1 par value Convertible Preferred Stock ("D Preferred Stock") of the Company in exchange for all of the issued and outstanding common stock of Millennium. The Millennium stockholders received .025 shares of the Company's D Preferred Stock in exchange for each share of Millennium common stock. Each share of D Preferred Stock is convertible into 641.215 shares of the Company's common stock and entitles the holder of D Preferred Stock to 641.215 votes. A total of 237,049.7 shares of D Preferred Stock have been issued to former Millennium shareholders as a result of the transaction.


The ProForma Combined Balance Sheets are those of Millennium at December 31, 2000 and March 31, 2001 as well as those of the Company at January 31, 2001 and April 30, 2001, respectively. The ProForma Combined Statements of Operations are those of Millennium for the twelve and three month periods ended December 31 and March 31 as well those of the Company for the twelve and three month periods ended January 31 and April 30, respectively.